                                                                   EXHIBIT 10.30

           SECOND AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

      This SECOND AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of May 19, 1997 is among ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), JPFD FUNDING COMPANY, a Delaware corporation (the "Transferor"), JP Foodservice Distributors, Inc., a Delaware corporation (the "Collection Agent"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor"), and NATIONSBANK, N.A. as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

                            PRELIMINARY STATEMENTS:

      1. The Company, the Transferor, the Collection Agent, the Bank Investors, and the Agent have entered into a Transfer and Administration Agreement dated as of May 30, 1996, as amended on July 1, 1996, (as so amended, the "Transfer and Administration Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Transfer and Administration Agreement).

      2. The Transferor has requested certain amendments to the Transfer and Administration Agreement.

      3. The Company is, on the terms and conditions stated below, willing to grant such requests of the Transferor.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.   Amendments to Transfer and Administration Agreement.  Effective as
             ---------------------------------------------------
of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Transfer and Administration Agreement is hereby amended as follows:

  (a) In Section 1.1 the definition of "Commitment Termination Date" shall be amended such that the reference to the date appearing in such definition shall be amended to read "November 24, 1997.";

  (b) The third and fourth lines of Section 6.2(c) shall be amended by inserting after the words "a firm of independent public accountants", the words ", the Business Credit Field Exam Group of NationsBank, N.A. or such other Person as may be approved by the Agent".

  (c) Section 7.1(r)(iii) shall be deleted in its entirety and replaced with the following:

          On any Determination Date occurring during any period specified in the following table, the Total Debt and Investment Ratio shall exceed 3.75 to 1.0; or;

  (d) In Annex 1 to the Transfer and Administration Agreement, the definition of "Net Worth Minimum" shall be deleted in its entirety and replaced with the following:

         "Net Worth Minimum" shall mean as of any date, the sum of (i) $78,000,000 plus, on the last date of each fiscal quarter occurring
                     ----
         after the date of this Amendment, (ii) the greater of (x) zero and (y) 50% of the net income of Distributors and its Restricted Subsidiaries for such preceding fiscal year, determined on a consolidated basis in accordance with GAAP after eliminating all intercompany items and deducting portions of income properly attributable to outside minority interests, if any, in Restricted Subsidiaries and after adding, to the extent deducted in determining such net income, the amount of any provision for the amortization of Effective Date intangibles.

Section 2.    Conditions to Effectiveness. This Amendment shall become effective
              ---------------------------
when the Company has executed this Amendment and has received counterparts of this Amendment executed by the Transferor, the Collection Agent, the Bank Investors, and the Agent.

Section 3.    Representations and Warranties.
              ------------------------------

        (a)   Authority. The Transferor, the Collection Agent, the Bank
              ---------
Investors, and the Agent each has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Transfer and Administration Agreement (as modified hereby) to which it is a party. The execution, delivery and performance by the Transferor, the Collection Agent, the Bank Investors, and the Agent of this Amendment and the performance of the Transfer and Administration Agreement as modified hereby) have been duly approved by all necessary corporate action and not other corporate proceedings are necessary to consummate such transactions.

        (b)   Enforceability. This Amendment has been duly executed and
              --------------
delivered by the Transferor, the Collection Agent, the Bank Investors, and the Agent. This Amendment (as modified hereby) is the legal, valid and binding obligation of the Transferor, the Collection Agent, the Bank Investors, and the Agent, enforceable against the Transferor, the Collection Agent, the Bank Investors, and the Agent in accordance with its terms, and is in full force and effect.

        (c)   Representations and Warranties.  The representations and
              ------------------------------
warranties contained in the Transfer and Administration Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

        (d)   No Termination Event. No event has occurred and is continuing that
              --------------------
constitutes a Termination Event.

Section 4.    Reference to and Effect on the Transfer and Administration
              ----------------------------------------------------------
              Agreement.
              ---------

        (a) Except as specifically amended and modified above, the Transfer and Administration Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

        (b) The execution, delivery and effectiveness of this Amendment shall not operate as waiver of any right, power or remedy of the Company under the Transfer and Administration Agreement, nor constitute a waiver of any provision of the Transfer and Administration Agreement.

Section 5.  Execution in Counterparts. This amendment may be executed in any
            -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart or a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.  Successors and Assigns.
            ----------------------

This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however,
                                                              --------  -------
the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

Section 7. Governing Law.
           -------------

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE TRANSFEROR, THE COLLECTION AGENT, AND THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.  Severability.
            ------------

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       ENTERPRISE FUNDING CORPORATION,
                                       as Company, a Delaware corporation

                                       By: /s/ Stewart L. Cutler
                                          ----------------------------------
                                          Name: STEWART L. CUTLER
                                          Title: VICE PRESIDENT

JPFD FUNDING COMPANY
as Transferor, a Delaware corporation


By: /s/ George T. Megas
   ----------------------------------
   Name: George T. Megas
   Title: Vice President, Finance



JP FOODSERVICE DISTRIBUTORS, INC.
as Collection Agent, a Delaware corporation


By: /s/ James L. Miller
   ----------------------------------
   Name: James L. Miller
   Title: President & CEO



NATIONSBANK, N.A.
as Agent and Bank Investor


By: /s/ Brian C. Blakely
   ----------------------------------
   Name: Brian C. Blakely
   Title: Investment Banking Officer



THE FIRST NATIONAL BANK OF CHICAGO
as Bank Investor


By: /s/ J. Gregory Micken
   ----------------------------------
   Name: J. Gregory Micken
   Title:



UNITED STATES NATIONAL BANK OF OREGON
as Bank Investor


By: /s/ Douglas A. Rich
   ----------------------------------
   Name: Douglas A. Rich
   Title: Vice President